                                                                    Exhibit 10.2

                                 THIRD AMENDMENT
                                     TO THE
                              CHROMCRAFT REVINGTON
                         EMPLOYEE STOCK OWNERSHIP TRUST

     WHEREAS, Chromcraft Revington, Inc. (the "Company") maintains the Chromcraft Revington Employee Stock Ownership Trust, effective as of January 1, 2002 (the "Trust"); and

     WHEREAS, on December 31, 2005, the Company and First Bankers Trust Services, Inc. ("First Bankers") entered into an Engagement Letter pursuant to which First Bankers will become the successor Trustee under the Trust ("Engagement Letter"); and

     WHEREAS, the Board of Directors of the Company has (i) determined that it is in the interest of the Company to amend the Trust to appoint First Bankers as successor Trustee, with the effect that, except as otherwise provided in paragraphs 2.4 and 4.11 of the Trust, the Engagement Letter shall be superseded by the Trust, as amended, and (ii) authorized such amendment to the Trust as set forth below;

     NOW, THEREFORE, pursuant to the amending power reserved to the Company under Section 8.1 of the Trust, the Trust is amended, effective as of December 31, 2005, in the following particulars:

     1. The first sentence of Section 2.4 of the Trust is amended to read as follows:

          "The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing, and as initially set forth in Sections 7, 8 and 9 of the Engagement Letter, and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust."

     2.   Section 4.11 of the Trust is amended to read as follows:

          "4.11. Indemnification. The Company shall indemnify and save harmless the Trustee, its directors, officers, employees, successors and assigns from and against any and all liability, including all expenses reasonably incurred in its defense, pursuant to the Indemnification Agreement, which is Annex A to the Engagement Letter (`Indemnification Agreement'), a copy of which is attached hereto as Exhibit A. This Trust replaces and supersedes the Engagement Letter with respect to all matters regarding the Plan and Trust which arise after the date first above written; provided, however, that the provisions of the Indemnification Agreement shall survive the termination thereof and remain in effect hereunder, subject to the provisions hereof."

     The  Trust will remain the same in all other respects.

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     IN WITNESS WHEREOF, the Company has caused this Third Amendment to be signed on its behalf by its undersigned duly authorized officers, and the Trustee has caused this Third Amendment to be signed on its behalf by its undersigned duly authorized officers, this 21st day of December, 2005, but effective as of December 31, 2005.

                                        CHROMCRAFT REVINGTON, INC.


                                        By: /s/ Frank T. Kane
                                            ------------------------------------
                                            Frank T. Kane, Vice President

ATTEST:


By: /s/ Myron D. Hamas
    ---------------------------------
    Myron D. Hamas


                                        FIRST BANKERS TRUST SERVICES, INC.


                                        By: /s/ Merri E. Ash
                                            ------------------------------------
                                            Merri E. Ash, Trust Officer

ATTEST:


By: /s/ Kjersti Cory
    ---------------------------------
    Title: Trust Officer


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